Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-2		Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-1-2005	Data Current as of 10/05/2005 12:39:01 PM

A.	DATES	Begin	End	# days

1	Determination Date		10/18/2005

2	Payment Date		10/20/2005

3	Collection Period	8/28/2005	10/1/2005	35

4	Monthly Interest Period - Actual/360	9/20/2005	10/19/2005	30

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—
8	Class A-3 Notes	368,000,000.00	274,118,610.19	31,369,600.71	242,749,009.48	0.6596440
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.85	$582,466,775.04	$31,369,600.71	$551,097,174.33

12	Net Pool Balance	$1,354,290,044.71	$606,506,963.58		$573,825,368.88

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	—	—	—	—
15	Class A-3 Notes	2.2700%	518,541.04	1.8916667	31,888,141.75	116.3297221
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,202,862.79		32,572,463.50

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	20,247,079.44
18	Scheduled Interest Payments Received	1,797,698.03
19	Prepayments of Principal Received	137,117.97
20	Liquidation Proceeds	11,715,629.07
21	Recoveries Received	158,266.91
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	34,055,791.42

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	28,142.39

26	Total Available Funds, prior to Servicer Advances	34,083,933.81

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	34,083,933.81

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	34,083,933.81

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	485,388.98
33	Class A Noteholder Interest (Item 47)	1,202,862.79
34	Principal Distribution Amount (Item 72)	31,369,600.71
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	1,026,081.33

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-1-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	485,388.98	—	485,388.98

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	518,541.04	—	518,541.04
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,202,862.79	—	1,202,862.79

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			582,466,775.04
49	Beginning Net Pool Balance		606,506,963.58
50	Receipts of Scheduled Principal		(20,247,079.44)
51	Receipts of Prepaid Principal		(137,117.97)
52	Liquidation Proceeds		(11,715,629.07)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(581,768.22)

56	Ending Net Pool Balance		573,825,368.88
57	Yield Supplement Overcollateralization Amount		22,728,194.55

58	Adjusted Pool Balance		551,097,174.33
59	Less: Adjusted Pool Balance - End of Collection Period			551,097,174.33

60	Calculated Principal Distribution Amount			31,369,600.71

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			34,083,933.81
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			485,388.98
64	Less: Interest Paid to Noteholders (Item 33)			1,202,862.79
65	Less: Calculated Principal Distribution (Item 60)			31,369,600.71

66	Equals: Remaining Available Funds before Servicer Advance			1,026,081.33
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,026,081.33
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			31,369,600.71

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-1-2005	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance		9,677,611.24
78	Initial Reserve Account Balance		6,451,740.82

79	Beginning Reserve Account Balance		9,677,611.24
80	Plus: Net Investment Income for the Collection Period		28,142.39

81	Subtotal: Reserve Fund Available for Distribution		9,705,753.63
82	Plus: Deposit of Excess Available Funds (Item 35)		—
83	Less: Reserve Account Draw Amount (Item 71)		—

84	Subtotal Reserve Account Balance		9,705,753.63
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		28,142.39

86	Equals: Ending Reserve Account Balance		9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,354,290,045	573,825,369
89	Number of Current Contracts	68,917	49,961
90	Weighted Average Loan Rate	3.27%	3.11%
91	Average Remaining Term	56.1	32.9
92	Average Original Term	58.3	59.2

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	38	581,768
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		158,267

96	Net Principal Losses for Current Collection Period	38	423,501

97	Beginning Net Principal Losses	542	4,765,052
98	Net Principal Losses for Current Collection Period	38	423,501

99	Cumulative Net Principal Losses	580	5,188,553

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

100	Current	99.22%	49,601	569,341,725
101	31 - 60 Days Delinquent	0.69%	320	3,970,169
102	61 - 90 Days Delinquent	0.09%	40	513,475

103	Total	100.00%	49,961	573,825,369